Exhibit 99.3

BOARD OF DIRECTORS APPOINTMENT AGREEMENT

THIS BOARD OF DIRECTORS APPOINTMENT AGREEMENT (the "Agreement") is dated as of the 4th day of April, 2012.

BETWEEN

D. Grant Seabolt, Jr., 2101 Cedar Springs Rd., Suite 1050, Dallas, Texas 75201 (the "Director") AND
STW Resources Holding Corp., a Nevada corporation having a business office at 619 West Texas Avenue, Suite 126, Midland, Texas 79701 (the "Company").

WHEREAS, The Company desires to retain the services of Director on the Company's Board of Directors to provide primarily general advice on current standard practices and trends in Director's area of expertise and from time-to-time in a consulting capacity with respect to certain activities or specific projects as described in this Agreement, and Director is willing so to act.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained the parties hereto agree as follows:

1. INTERPRETATION

1.1     Where used herein the following terms shall have the meanings set out below:

(a)  "Directory Board" means the group of individuals appointed by the Company to act as Directors to the Board;
(b) "Directory Services" means the Directory and consulting services to be provided by the Director to the Company as set out herein;
(c) "Board" means the board of directors of the Company;
(d) "Business Material" means any financial, market and technical information, methods and plans, trade secrets, know-how, technical expertise and other information relating to the Company's business and operations;
(e) "Term" has the meaning given to it in subsection 2.1.

1.2 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of Texas applicable therein.

1.3 Severability. If any one or more of the provisions contained in this Agreement should be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

2. TERM

2.1 Term.

(a) This Agreement shall continue for a period of one (1) year from the Effective Date and shall continue thereafter for as long as Director is re-elected as a Director of the Company at the Company's Annual Meeting of the Shareholders.
(b) Notwithstanding the foregoing and provided that Director has neither voluntarily resigned nor been terminated for "cause" as defined in Section 5 of this Agreement, Company agrees to use its best efforts to reelect Director to the Board for a period of two (2) years at the 2010 Annual Meeting of the Shareholders.

3. DIRECTORY SERVICES

3.1     Directory Services. The Company hereby appoints and retains the Director, on a nonexclusive basis, during the Term to serve as a member of the Directory Board and provide the Directory Services as requested by the Company from time to time, and the Director hereby accepts such appointment to the Directory Board and agrees to provide diligently the Directory Services. The Director shall perform such duties and responsibilities as are normally related to such position in accordance with Company's bylaws and applicable law, and Director hereby agrees to use his best efforts to provide the Services. Director shall not allow any other person or entity to perform any of the Services for or instead of Director. Director shall comply with the statutes, rules, regulations and orders of any governmental or quasi-governmental authority, which are applicable to the performance of the Directory Services, and Company's rules, regulations, and practices as they may from time-to-time be adopted or modified In providing the Directory Services, the Director will conform to and abide by the following:
(a)  Duties and Expectations of a Director of STW Resources Holding Corp., attached as Exhibit "A" to this Agreement, and as amended from time to time.; and
(b)  Statement of Roles and Responsibilities of the Board of Directors of STW Resources Holding Corp., attached as Exhibit "B" to this Agreement, and as amended from time to time.

3.2 Time Commitment. Director agrees to attend quarterly meetings of the Company's Directory Board and spend one day per quarter in person at the Company's headquarters or such other place that the Company may reasonably request acting as a consultant on such matters as the Company may reasonably request. Including the foregoing time commitments, the Director will devote up to eight (8) days in total annually to providing the Directory Services and the consulting services to the Company pursuant to this Agreement.

3.3 Board and Director to Act Independently. The Board and the Director shall diligently and responsibly receive all advice from other directors, officers of the company, Advisory Board Members, and consultants, and the Board and the Director will use independent judgment before acting upon such advice.

3.4 Remuneration. In consideration of the provision of the Directory Services, the Company shall compensate the Director as follows:
(a)  Issuance of 200,000 shares of the Company's common stock upon the execution of this Agreement
(b)  In consideration of the services to be rendered under this Agreement, Company shall pay Director a fee at the rate of Seventy-Five Thousand Dollars ($75,000) per year, which shall be paid solely at the Company's discretion in cash or in shares of the Company's stock, in accordance with Company's regularly established practices regarding the payment of Directors1 fees, but in no event later than 12 months after the Effective Date of this Agreement and each of its subsequent anniversaries, if any.
(c)  Payment of $1,000.00, in cash, for each day of attendance at Directory Board meetings or any other meeting called by the Company and attended by Director.
(d)  All reasonable costs of travel, lodging, and entertainment reasonably necessary for Director to carry out his duties shall be paid or reimbursed by the Company, so long as any such expense in excess of $100.00 is approved, in advance, by the Company.

3.5     Disclosure of Director. During the Term, the Director shall:
(a)  disclose to the Company all of his interests in any transaction or agreement contemplated by the Company or any matter which may taint the Director's objectivity when performing his role as an Director hereunder;
(b)  inform the Company of any business opportunities made available to the Director as a result of the Director's involvement with the Company or otherwise through the performance of the Directory Services; and
(c)  not serve as an Director, or consent to an appointment as a member of the board of directors, of a company which competes, directly or indirectly, with the Company.
(d)  Conform to and abide by the STW Resources Holding Corp. Board of Directors Conflict of Interest Policy, attached as Exhibit "C" to this Agreement, and as amended from time to time.

4.       CONFIDENTIAL INFORMATION

4.1 Confidentiality Obligation. The Director recognizes and agrees that any Business Material furnished or to be furnished to him by the Company is to be used only for the purpose of providing the Directory Services hereunder and that such Business Material will be kept confidential by the Director provided, however, that any such Business Material may be disclosed:

(a) if specifically consented to in writing by the Company; or
(b) if required by applicable law or by an order of a court of competent jurisdiction.

4.2 Exceptions. The provisions of Section 4.1 shall not apply to:

(a)  information which becomes generally available to the public other than as a result of a disclosure by the Director;
(b)  information which is generally known to knowledgeable business people involved in the business conducted by the Company other than as a result of a disclosure by the Director in violation of this part;
(c)  information that was available to the Director on a non-confidential basis prior to its disclosure to the Director by the Company; or
(d)  information that becomes available to the Director on a non-confidential basis from a person or entity other than the Company, unless such disclosure by that person is itself in breach of a confidentiality commitment made directly or indirectly to the Company;
and provided that nothing in this Agreement shall prevent the Director from using his expertise and knowledge in the conduct of other business for its own account or as a consultant to others.

4.3 License and Assignment of Rights. Director acknowledges that all inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets which are made by Director (solely or jointly with others) within the scope of and as part of Director's consultancy with the Company (collectively referred to herein as "Inventions") are "works made for hire" (to the greatest extent permitted by applicable law) and are compensated by such amounts paid to Director under this Agreement, unless regulated otherwise by the mandatory law of the state of Texas. To the extent that Director owns or controls intellectual property rights of any kind in any pre-existing works which are subsequently incorporated by Director in any Inventions without the express written permission of the Company, Director hereby grants the Company a royalty-free, irrevocable, world-wide, perpetual, non-exclusive license (with the right to sublicense) to make, have made, copy, modify, make derivative works of, use, sell, license, disclose, publish, or otherwise disseminate or transfer such subject matter. Director also agrees and warrants that Director will not use or incorporate third party proprietary materials into Inventions or disclose third party proprietary information to Company.

4.4     Non-Compete; Nonsolicitation. During the term of Director's consultancy and for one (1) year thereafter, Director will not, without the Company's prior written consent,

(a)  directly work on any products or services, or indirectly work on any commercial products or services, that are competitive with products or services
(i)  being commercially developed or exploited by the Company during Director's consultancy and
(ii)  on which Director worked or about which Director learned Proprietary Information during Director's consultancy with the Company; or
(b)  solicit the employment of any employee of the Company with whom Director has had contact in connection with the relationship arising under this Agreement.

4.3     Insider Trading. Director acknowledges that he has read the Company's Insider Trading Policy, a copy of which is attached as Exhibit D, and that he understands his obligations under, and the restrictions imposed upon him by, such Policy.

5.      EXTENSION AND TERMINATION

5.1     Extension of Term by Company. The Company, by the sole discretion of the Board, may extend the term of this Agreement with the Director for one-year periods beyond the expiration of the initial term of this Agreement.

5.2     Termination by the Company or Director. The Company or the Director may terminate this Agreement without cause at any time by giving 30 days written notice of termination of this Agreement to the other party. Any termination of this Agreement, either pursuant to this Section or otherwise, will not affect the obligations under Section 4, which will survive such termination. In the event that this Agreement is terminated by the Company without cause, the Company shall pay the Director the annual amount of compensation accrued as of the date of termination and any expenses incurred by the Director up to the effective date of the termination to the extent such expenses have not previously been reimbursed. Upon payment of such amounts, the Director shall have no claim against the Company for damages or otherwise by reason of such termination. In the event of termination of this Agreement, the Director shall, prior to the effective date of the termination, deliver to the Company all books, records, or other information in his possession pertaining to the Company's business.

6.      INDEMNITY AND LIMITATION OF LIABILITY

6.1     Indemnification by the Company. The Company shall indemnify and hold harmless the Director against any and all losses, damages, suits, judgments, costs and expenses arising under any such third party claim or action provided however, that the Director provides the Company with:
(a)  written notice of such claim or action within 14 days of acquiring knowledge of the event;
(b)  sole control and authority of the defense or settlement of such claim or action (provided that the Company shall not enter into any settlement which materially affects the Director's rights without the Director's prior written consent); and
(c)  proper and full information and reasonable assistance to defend and/or settle any such claim or action.

6.2 No Liability for Acts of the Company. The Director shall not be liable for any act of the Company or any of its directors, officers or employees.

6.3 Limitation of Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY OR PUNITIVE DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOSS OF BUSINESS.

7.      GENERAL PROVISIONS

7.1 No Partnership or Agency. The relationship between the Company and the Director is that of independent contractor and nothing herein contained shall be interpreted so as to create a partnership or agency relationship between the parties.

7.2 Assignment. Neither party may assign any rights or delegate any obligations hereunder without the prior written consent of the other party.

7.3 Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in Dallas, Texas. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court of competent jurisdiction by either party. The arbitrator is not authorized to award punitive damages to either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

7.4 Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.
7.5 Binding on Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.
7.6 Amendments. Any amendment to this Agreement must be in writing signed by Director and the Company. The Company and Director acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Sections 3.3, 5.1, and 5.2 in the consideration to be provided to Director and the term of the Agreement with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Director's consulting services for the Company is subject to the Company's and Director's prior written approval

7.7.    Entire Agreement. This Agreement supersedes any prior consulting or other similar agreements between Director and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

7.8     Notices. All notices hereunder shall be deemed to have been given, if made in writing, when mailed, postage prepaid, to the parties at the addresses set forth above, or to such other addresses as a party shall specify to the other.

7.9     Multiple Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument. Facsimile transmitted signatures shall be considered the same as original signatures.

AS EVIDENCE OF THEIR AGREEMENT this Agreement has been executed by the parties hereto as of the date first above written.

DIRECTOR

/s/ D. Grant Seabolt, Jr.
D. Grant Seabolt, Jr.

STW RESOURCES HOLDING CORP.

By: Stanley T. Weiner Its
CEO

EXHIBIT "A

Duties and Expectations of a Director of STW Resources Holding Corp.

Purpose

STW Resources Holding Corp. ("STW") is committed to ensuring that it achieves standards of excellence in the quality of its governance and has adopted this policy describing the duties and expectations of its Directors.

Application

This policy applies to all elected and ex-officio Directors and is provided to Directors before they are recruited for appointment to the Board. A Director who wishes to serve on the Board must confirm in writing that he or she will abide by this policy.

Position Description

As a member of the Board, and in contributing to the collective achievement of the role of the Board, the individual Director is responsible for the following:

Fiduciary Duties

Each Director is responsible to act honestly, in good faith and in the best interests of STW and in so doing, to support STW in fulfilling its mission and discharging its accountabilities. A Director shall apply the level of skill and judgment that may reasonably be expected of a person with his or her knowledge and experience. Directors with special skill and knowledge are expected to apply that skill and knowledge to matters that come before the Board.

Accountability

A Director's fiduciary duties are owed to the corporation. A Director is not solely accountable to any special group or interest and shall act and make decisions that are in the best interest of STW, as a whole. A Director shall be knowledgeable of the stakeholders to whom STW is accountable and shall appropriately take into account the interests of such stakeholders when making decisions as a Director, but shall not prefer the interests of any one group if to do so would not be in the best interests of STW.

Education

A Director shall be knowledgeable about;

The operations of STW;
The duties and expectations of a Director;
The Board's governance role, governance structure and processes;
 The Board' adopted governance policies; and STW's By-Laws

A Director will participate in a Board orientation session, orientation to committees, Board retreats, and may apply for Board educational opportunities.

Board Policies and STW Policies

A Director shall be knowledgeable of and comply with the Board and STW policies that are applicable to the Board including:

The Board's Conflict of Interest Policy; and The Board's Confidentiality Policy

Teamwork

A Director shall develop and maintain sound relations and work co-operatively and respectfully with the Board Chair, members of the Board and senior management.

Community Representation and Support

A Director shall represent the Board and STW in the community when asked to do so by the Board Chair.

Time and Commitment

A Director is expected to commit the time required to perform Board and committee duties. The Board formally meets approximately four times a year, and a Director is expected to adhere to the Board's attendance policy.

Contribution to Governance

Directors are expected to make a contribution to the governance role of the Board through:
-  Reading materials in advance of meetings and coming prepared to contribute to discussions;
- Offering constructive contributions to Board and committee discussions;
- Contributing his or her special expertise and skill;
- Respecting the views of other members of the Board;
-  Voicing conflicting opinions during Board and committee meetings but respecting the decision of the majority even when a Director does not agree with it;
-  Respecting the role of the Chair;
- Respecting the role and Terms of Reference of Board committees; and
-  Participating in Board evaluations and annual performance reviews. Continuous Improvement
A Director shall commit to be responsible for continuous self-improvement. A Director shall receive and act upon the results of Board evaluations in a positive and constructive manner.

Term and Renewal

Terms and renewals will be applied as outlined in the STW By-Laws and/or the Director's Appointment Agreement.

Amendment

This policy may be amended by the Board at any time for any purpose.

Approval Date: April 09, 2010 Last Review Date: April 09, 2010

EXHIBIT "B

Statement of the Roles and Responsibilities of the Board of Directors
of STW Resources Holding Corp.

Purpose

To ensure that the Board has a shared understanding of its governance role, the Board has adopted this statement of the Roles and Responsibilities of the Board.

Responsibilities of the Board

The Board is responsible for the overall governance of the affairs of STW.
- The Board is responsible for ensuring it operates in accordance with its By-laws.
-  Each Director is responsible to act honestly, in good faith and in the best interest of STW and in so doing, to support the organization in fulfilling its mission and discharging its accountabilities.

Strategic Planning, Mission, Vision and Values

-  The Board participates in the formulation and adoption of STW's mission, vision and values.
-  The Board ensures that STW develops and adopts a strategic plan that is consistent with its mission, vision and values, which will enable the organization to realize its vision.
- The Board participates in the development of and ultimately approves the strategic plan.
-  The Board oversees STW operations for consistency with the strategic plan and strategic directions.
-  The Board receives regular briefings or progress reports on implementation of the strategic directions and imperatives.
The Board ensures that its decisions are consistent with the strategic plan and STW's vision, mission and values.
-  The Board annually conducts a review of the strategic plan as part of a regular annual planning cycle.

Quality and Performance Measurement and Monitoring

The Board is responsible for establishing a process and a schedule for monitoring and assessing performance in areas of Board responsibility including:
-  Fulfillment of the strategic directions in a manner consistent with the mission, vision and values;
- Oversight of management performance;
- Quality of the delivery of STW services;
- Financial conditions; and
- Board's own effectiveness
The Board ensures that management has identified appropriate measures of performance. The Board monitors STW performance against Board approved performance goals and objectives.
The Board ensures that management has plans in place to address variances from performance standards, and the Board oversees implementation of remediation plans.

Financial Oversight

The Board is responsible for stewardship of financial resources including ensuring availability of, and overseeing allocation of, financial resources. The Board approves policies for financial planning and approves the annual operating, capital and project budgets.
The Board monitors financial performance against budgets.
The Board approves investment policies and monitors compliance.
The Board ensures the accuracy of financial information through oversight of management.
The Board ensures management has put measures in place to ensure the integrity of internal controls.

Oversight of Management Including Selection, Supervision and Succession Planning for the Chief Executive Officer of the Company (CEO)

The Board recruits and supervises the CEO by:
- Developing and approving the CEO's job description;
- Undertaking a CEO recruitment process and selection of the CEO, as required;
- Reviewing and approving the CEO's annual performance goals; and
- Reviewing CEO performance and determining CEO compensation

Risk Identification and Oversight

The Board is responsible to be knowledgeable about risks inherent to the organization and ensure that appropriate risk analysis is performed as part of Board decision-making. The Board ensures that appropriate programs and processes are in place to protect against risk.
The Board is responsible for identifying unusual risks to the organization for ensuring that there are plans in place to prevent and manage such risks.

Shareholder Communication and Accountability

The Board identities STW Shareholders and understands Shareholder accountability. The Board ensures the organization appropriately communicates with Shareholders in a manner consistent with accountability to Shareholders. The Board contributes to the maintenance of strong Shareholder relationships.
-  The Board performs advocacy on behalf of the organization with Shareholders where required in support of the mission, vision and values and strategic directions of STW.

Governance

The Board is responsible for the quality of its own governance.
The Board establishes governance structures to facilitate the performance of the Board's role and enhance individual director performance.
-  The Board is responsible for the recruitment of a skilled, experienced and qualified Board.
- The Board ensures ongoing Board training and education.
-  The Board periodically assesses and reviews its governance through periodically evaluating Board structures including Board recruitment processes and Board composition and size, number of committees and their Terms of Reference, processes for appointment of committee chairs, processes for appointment of Board officers and other governance processes and structures.

Legal Compliance

-  The Board ensures that appropriate processes are in place to ensure compliance with the laws and regulations of the state of incorporation, states of operation, and the federal laws and regulations of the United States.

Amendment
-           This statement may be amended by the Board at any time. Approval Date: April 09, 2010
Last Review Date: April 09, 2010

EXHIBIT "C

STW Resources Holding Corp. Board of Directors Conflict of Interest Policy

Statement of Conflict of Interest Policy:

No member of the STW Board of Directors or committees shall derive any personal profit or gain, directly or indirectly, by reason of his or her participation with STW. Each individual shall disclose to STW any personal interest which s/he may have in any matter pending with STW and shall refrain from participation in all decisions on such matter.

Any member of the STW Board or committees who is also a member of a Board, staff or committee of, or has a personal interest in, any organization that might provide or be the recipient of services and/or sales to or from STW shall identify his or her affiliation with such organization; further, in connection with any actions specifically directed to that organization, the member shall not participate in any decisions respecting that organization.

Directors on the STW Board will avoid conflict of interest transactions and refrain from activity which could compromise the independence of the STW organization. A transaction in which a Director of the corporation has a conflict of interest may be approved if the material facts of the transaction and the Director's interest were disclosed or known to the Board of Directors or a committee of the Board and the Board or committee of the Board authorized, approved or ratified the transaction. A conflict of interest transaction is authorized, approved or ratified, if it receives the affirmative vote of a majority of the Directors on the Board or on the committee, who have no direct or indirect interest in the transaction.

The By-Laws or a resolution of the Board may impose additional requirements on conflict of interest.

Amendment:

This policy may be amended by the Board.

Approval Date: April 09, 2010 Last Review: April 09, 2010

EXHIBIT "D

STW RESOURCES HOLDING CORP.

2010 INSIDER TRADING POLICY
I. INTRODUCTION

"Insider trading" refers generally to buying or selling a security, in breach of a fiduciary duty or other relationship of trust and confidence, while in possession of material, nonpublic information about the security. Insider trading violations may also include "tipping" such information, securities trading by the person "tipped," and securities trading by those who misappropriate such information.

The scope of insider trading violations can be wide reaching. The Securities and Exchange Commission (the "SEC") has brought insider trading cases against corporate officers, directors, and employees who traded the corporation's securities after learning of significant, confidential corporate developments; friends, business associates, family members, and other "tippees" of such officers, directors, and employees who traded the securities after receiving such information; employees of law, banking, brokerage, and printing firms who were given such information in order to provide services to the corporation whose securities they traded; government employees who learned of such information because of their employment by the government; and other persons who misappropriated, and took advantage of, confidential information from their employers.

Consequently, an "insider" can include officers, directors, major stockholders and employees of an entity whose securities are publicly traded. In general, an insider must not trade for personal gain in the securities of that entity if that person possesses material, nonpublic information about the entity. In addition, an insider who is aware of material, nonpublic information must not disclose such information to family, friends, business or social acquaintances, employees or independent contractors of the entity (unless such employees or independent contractors have a position within the entity giving them a clear right and need to know), and other third parties. An insider is responsible for assuring that his or her family members comply with insider trading laws. An insider may make trades in the market or discuss material information only after the material information has been made public.
II. PENALTIES; SANCTIONS

General. Violation of the prohibition on insider trading can result in a prison sentence and civil and criminal fines for the individuals who commit the violation, and civil and criminal fines for the entities that commit the violation.

STW RESOURCES HOLDING CORP. (the "Company") can be subject to a civil monetary penalty even if the directors, officers or employees who committed the violation concealed their activities from the Company.

Criminal Penalties. The maximum prison sentence for an insider trading violation is now 20 years. The maximum criminal fine for individuals is now $5,000,000, and the maximum fine for non-natural persons (such as an entity whose securities are publicly traded) is now $25,000,000.

Civil Sanctions. Persons who violate insider trading laws may become subject to an injunction and may be forced to disgorge any profits gained or losses avoided. The civil penalty for a violator may be an amount up to three times the profit gained or loss avoided as a result of the insider trading violation.

The Company (as well as other natural or non-natural persons who are deemed to be controlling persons of the violator) faces a civil penalty not to exceed the greater of $ 1,000,000 or three times the profit gained or loss avoided as a result of the violation if the Company knew or recklessly disregarded the fact that the controlled person was likely to engage in the acts constituting the insider trading violation and failed to take appropriate steps to prevent the acts before they occurred.

In addition, persons who traded contemporaneously with, and on the other side of, the insider trading violator may sue the violator and the controlling persons of the violator to recover the profit gained or loss avoided by the violator.

Bounties. The SEC is offering bounties to persons who provide information leading to the imposition of the civil penalty.

HI. POLICY STATEMENT

Illegal insider trading is against the policy of the Company. Such trading can cause significant harm to the reputation for integrity and ethical conduct of the Company. Individuals who fail to comply with the requirements of this Insider Trading Policy are subject to disciplinary action, at the sole discretion of the Company, including dismissal for cause.

IV. WHAT IS MATERIAL, NONPUBLIC INFORMATION?

Nonpublic, or inside, information about the Company that is not known to the investing public may include, among other things, strategic plans; significant capital investment plans; negotiations concerning acquisitions or dispositions; major new contracts (or the loss of a major contract); other favorable or unfavorable business or financial developments, projections or prospects; a change in control or a significant change in management; impending securities splits, securities dividends or changes in dividends to be paid; a call of securities for redemption; and, most frequently, financial results.

All information about the Company is considered nonpublic information until it is disseminated in a manner calculated to reach the securities marketplace through recognized channels of distribution and public investors have had a reasonable period of time to react to the information. Generally, information which has not been available to the investing public for at least two (2) full business days is considered to be nonpublic. Recognized channels of distribution include annual reports, prospectuses, press releases, marketing materials, and publication of information in prominent financial publications, such as The Wall Street Journal.
Nonpublic information is material if it might reasonably be expected to affect the market value of the securities and/or influence investor decisions to buy, sell or hold securities. If a person feels the information is material, it probably is. Moreover, it should be remembered that plaintiffs who challenge and judges who rule on particular transactions have the benefit of hindsight.

If a person is in doubt as to whether information is public or material, that person should wait until the information becomes public, or should refer questions to Robin Tjon, who has been designated to act as the Compliance Officer (herein so called).

V. HANDLING OF INFORMATION

The Company's records must always be treated as confidential. Items such as interim and annual financial statements, managed assets information and similar information are proprietary (that is, information pertaining to and used exclusively by the Company), and proprietary information must not be disclosed or used for any purpose other than for Company business. All Company policies and procedures designed to preserve and protect confidential information must be strictly followed at all times.

No director, advisory board member, officer or employee of the Company shall at any time make any recommendation or express any opinion as to trading in the Company's securities.

Information learned about other entities in a special relationship with the Company, such as acquisition negotiations, is confidential and must not be given to outside persons without proper authorization.

All confidential information in the possession of a director, officer or employee is to be returned to the Company at the termination his or her relationship with the Company.

VI. TRADING IN THE COMPANY AND OTHER SECURITIES

General Rule. Directors, advisory board members, officers and employees of the Company shall not effect any transaction in the Company's securities if they possess material, nonpublic information about the Company. This restriction generally does not apply to the exercise of stock options under the Company's stock option or deferred compensation plans, but would apply to the sale of any shares acquired under such plans. The provisions set forth in this Paragraph VI and all other provisions of this Insider Trading Policy shall equally apply to the directors, officers and employees of any subsidiary of the Company, except as noted in the "Trading Window Periods" paragraph below.

Pre-Clearance by Compliance Officer. Every director, officer or employee of the Company shall advise the Compliance Officer before he or she effects any transaction in the Company's securities. This shall be done by submitting a completed Trading Approval Form, attached as Exhibit A, to the Compliance Officer. The Compliance Officer shall advise such director, officer or employee whether the proposed transaction is permissible under this Insider Trading Policy by making the appropriate indication and countersigning the Trading Approval Form.
Trading Window Periods. Investment by the Company's directors, officers or employees in Company securities is encouraged, so long as such persons do not purchase or sell such securities in violation of this Insider Trading Policy. In furtherance of the goals underlying the Company's Insider Trading Policy, the Company's directors, officers (those required to make filings under Section 16 of the Securities Exchange Act of 1934) and all employees at the Vice President level and above, as well as all employees in the accounting group are prohibited from buying or selling Company securities at all times, except during the period extending from the third (3rd) through the thirteenth (13th) business day following the release of the Company's earnings for the immediately preceding fiscal period to the public (the "Trading Window Period"). The prohibition on trading in Company securities by such persons at all times other than the Trading Window Period is designed to prevent any inadvertent trading by such persons in the Company's securities during times when there may be material financial information about the Company that has not been publicly disclosed. The grant or exercise of stock options to purchase the Company's stock is permitted outside Trading Window Periods (although any sale of such stock outside Trading Window Periods is prohibited unless such sale is made pursuant to an approved Rule 10b5-l Trading Plan, as discussed below).

Black-out Communications. In addition to the foregoing restrictions, the Company reserves the right to issue "black-out notices" to specified persons when material, nonpublic information exists. Any person who receives such a notice shall treat the notice as confidential and shall not disclose its existence to anyone else.

Trading in Securities of Other Entities. In addition, no director, officer or employee of the Company shall effect any transaction in the securities of another entity, the value of which is likely to be affected by actions of the Company that have not yet been publicly disclosed. Please note that this provision is in addition to the restrictions on trading in securities of other entities set forth any Code of Ethics of the Company.

Applicability to Family Members. The foregoing restrictions on trading are also applicable to family members' accounts, accounts subject to the control of personnel subject to this Insider Trading Policy or any family member, and accounts in which personnel subject to this Insider Trading Policy or any family member has any beneficial interest, except that the restrictions on trading do not apply to accounts where investment decisions are made by an independent investment manager in a fully discretionary account. Personnel subject to this Insider Trading Policy are responsible for assuring that their family members comply with the foregoing restrictions on trading. For purposes of this Policy, "Family Members" include one's spouse and all members of the family who reside in one's home.

Rule 10b5-l Trading. Notwithstanding the restrictions stated in this Paragraph VI, such restrictions shall not apply to purchases or sales of securities of the Company made by the persons covered hereby who have entered into a written trading plan that complies with Rule 10b5-l of the Exchange Act and has been approved by the Compliance Officer.

VII. INVESTIGATIONS; SUPERVISION

If any person subject to this Insider Trading Policy has reason to believe that material, nonpublic information of the Company has been disclosed to an outside party without authorization, that person should report this to the Compliance Officer immediately.

If any person subject to this Insider Trading Policy has reason to believe that an insider of the Company or someone outside of the Company has acted, or intends to act, on inside information, that person should report this to the Compliance Officer immediately.

If it is determined that an individual maliciously and knowingly reports false information to the Company with intent to do harm to another person or the Company, appropriate disciplinary action will be taken according to the severity of the charges, up to and including dismissal All such disciplinary action will be taken at the sole discretion of the Company.

VIIl. LIABILITY OF THE COMPANY

The adoption, maintenance and enforcement of this Insider Trading Policy is not intended to result in the imposition of liability upon the Company for any insider trading violations where such liability would not exist in the absence of this Insider Trading Policy.

Questions. All questions regarding this Insider Trading Policy should be directed to Robin Tjon, who has been designated to act as the Compliance Officer. *

This Policy pertains to the 2010 calendar year and supersedes any previous policy of the Company concerning insider trading.

CONFIRMATION OF RECEIPT, READING, AND AGREEMENT WITH THE COMPANY'S INSIDER TRADING POLICY

[To be signed by members of the Board of Directors, its Advisory Board Members, and Company employees that are Vice President or above and accounting personnel]

I HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED, HAVE READ AND UNDERSTAND THE FOREGOING POLICIES OF THE COMPANY.

DATE: 04/04/2012

Signature: /s/ D. Grant Seabolt Jr.
Print Name: D. Grant Seabolt Jr.